SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


  Date of Report (Date of earliest event reported) July 9, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


     Pennsylvania                     0-10822                   25-1229323
    (State of other jurisdiction  (Commission File Number)    (IRS Employer
    of incorporation)                                      Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania     15701
       (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
                Biocontrol Technology, Inc. announced today that pursuant to a request from its European distributor, EuroSurgical Ltd., Diasensor(R) 1000s have been shipped to the UK. This initial UK shipment will kick off the sales & distribution of the world's first non-invasive glucose sensor approved for market sales.
                George Cranstone, director of EuroSurgical, said that interest is quite high for the Diasensor and confirmed that the market for diabetic products is large in the EU as there are approximately 30 million people with diabetes.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.
          (a)  Financial Statements and Businesses Acquired
               Not Applicable.
          (b)  Pro Forma Financial Information
               Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
DATED: July 9, 1998                          Fred E. Cooper, CEO
BICO

                                        BICO
                                        BIOCONTROL TECHNOLOGY, INC
                            2275 Swallow Hill Road, Building 2500
                                            Pittsburgh, PA  15220
Press Release

For More Information, Call:

Investors                                          Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax


              BIOCONTROL SHIPS DIASENSORS TO THE UK
      Pittsburgh, PA - July 9, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that pursuant to a request from its European distributor, EuroSurgical Ltd., Diasensor(R)1000s have been shipped to the UK. This initial UK shipment will kick off the sales & distribution of the world's first non-invasive glucose sensor approved for market sales.
      Biocontrol learned late last week that it had been granted approval by its Notified Body, TUV Rheinland Product Safety GmbH, Cologne, Germany, to apply the CE Mark to its noninvasive glucose sensor. This allowed Biocontrol to begin shipments into the European Union (EU) and to market the noninvasive glucose sensor for diabetics almost anywhere outside of the US.
      George Cranstone, director of EuroSurgical, said that interest is quite high for the Diasensor and confirmed that the market for diabetic products is large in the EU as there are approximately 30 million people with diabetes. EuroSurgical and Biocontrol are implementing a plan for marketing the Diasensor in the UK, including physician training on the use of the device.
      Although Biocontrol's initial marketing efforts will be concentrated in the UK, other countries that have expressed an interest in the Diasensor, but were awaiting the European marketing approval, will also be pursued.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.